UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 30, 2004

2-TRACK GLOBAL, INC.
Exact name of registrant as specified in its charter)

Nevada	333-89208	41-203667
(State or other jurisdiction of incorporation)                                                  (Commission  File Number)                                                        (IRS Employer Identification No.)

35 Argo House, Kilburn Park Road, London, UK NW6 5LF
(Address of principal executive office

Registration’s telephone number, including area code: 011-44-20-7644-0472

ECP Ventures, Inc., 1635 Blue Jay Place, Coquitlam, B.C., Canada V3E 3E2
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On November 30, 2004, ECP Ventures, Inc. (the “Company”) entered into and consummated a Plan and Agreement of Reorganization between the Company and 2-Track Limited and certain stockholders of 2-Track Limited (the “Reorganization”). Pursuant to the Reorganization, the Company acquired all of the issued and outstanding shares of 2-Track Limited, a British corporation (“2-Track”) in exchange for 4,500,000 (pre-split) shares of the common stock of the Company. As a result of the Reorganization, 2-Track became a wholly owned subsidiary of the Company and the nine former shareholders of 2-Track now own, in the aggregate, approximately 60% of the Company’s outstanding common stock. In conjunction with this Reorganization, Chen Peng and James W. McLeod resigned as the officers and directors of the Company and Woo Sun Mike Jung and Jimmy Millard were appointed as new directors of the Company filling the vacancies of Messrs. Peng and McLeod. The new directors joined Ted Oldham who was previously appointed to the Board on November 22, 2004.

Also on November 30, 2004, the Board appointed the following individuals as the new officers of the Company: Woo Sun Mike Jung as the new Chief Executive Officer and President; Jimmy Millard as the new Chief Financial Officer; and Jin Young Shin as the new Corporate Secretary. See Item 5.02 below for further information on the new executive officers and directors of the Company.

SECTION 2 - FINANCIAL INFORMATION

Item 2.01    Completion of Acquisition or Disposition of Assets

On November 30, 2004, the Company sent written notice to Mr. Larry Sostad terminating an option agreement which had been granted to the Company by Mr. Sostad. The option agreement granted the Company an option to acquire a 100% interest in four mineral claims situated in the Alberni Mining Division Province of British Columbia. The Company does not anticipate any residual expense related to the termination of this option agreement.

As a result of the Reorganization, the Company acquired the business operations of 2-Track which now become the Company’s primary business activity. 2-Track is a UK-based company formed in October 2002. 2-Track’s current business focuses on technologies for the tracking, monitoring and security of remote assets from any point in the world-whether static (such as pipelines or wells) or mobile (such as vehicles, vessels and containers).

2-Track’s business plan focuses on four specific telematics business segments - namely commercial fleet management applications for Vehicles, Marine, and Shipping Containers, as well as a consumer application for Leisure Marine & Exploration all of which have an inherent asset tracking and security capability.

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Technology Based Solutions

2-Track owns the patent rights to PRISMS™ which stands for Positional Real-time Integrity and Status Monitoring System. This is logistics-oriented technology currently in development which combines a stand alone data capture and radio frequency identification (RFID) transmission device with a relay station for access to a low-earth satellite network. It is intended that PRISMS™ units will be applicable to high volume freight transport assets such as containers such that they can report intelligently via fixed and mobile intermodal transport infrastructure including ports/terminals, ships, trains and trucks.

The PRISMS™ technology is offered as either an OEM option for manufacturers or leasing companies, as well as an aftermarket option for end-user or customer (e.g. shipper) retrofit.

By utilizing a hybrid RFID-satellite architecture through a low-earth orbit network, 2-Track’s solution offers all the advantages of RFID weight and cost combined with the global reach of direct satellite communications, providing significant benefit over RFID-only or satellite-only technology alternatives.

Teaming partners include Korea Orbcomm, Korea-based Hoseo Telnet, Muwon Corporation, Maxon and Thatcham.

Vehicle Fleet Management

2-Track currently supports a multi-functional tracking and status monitoring system for operators of both small and large vehicle fleets, called Condor FMS This system is presently offered on any 900MHz or 1800MHz GSM Network for European haulage and vehicle rental markets. 2-Track is also developing a General Packet Radio Service (GPRS) version which will extend its tracking applications to 1900MHz networks intended for U.S. based customers.

The 2-Track Vehicle Fleet Management System (Condor FMS) performs a combination of management functions which can be handled simultaneously on a single PC or laptop. 2-Track’s fleet management applications, currently available in 16 European countries, include:

•	Real-time tracking
•	Navigation
•	Communication
•	Information
•	Reporting
•	Control
•	Safety and Security

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Commercial Marine Fleet Management

The 2-Track commercial marine solution is based upon a combination of direct fleet management reporting via low earth orbit (“LEO”) satellites combined with RFID-based data relay for cargo and other wireless alarm systems. The technology centers on 2-Track’s P-Station relay unit which combines with satellite uplink connectivity with short range radio frequency identification ("RFID") communications to other PRISMS™ based equipment such as container monitoring units (P-Vision), electronic door security devices (P-Seal) and handheld container RFID tag scanners (P-Scan).

In addition, PRISMS™ will address the International Maritime Organisation ISPS Code (A) changes relating to the installation of ship security alarm systems (SSAS) by providing a point of relay for 2-Track’s wireless alarm triggers (P-SSAS) - whether deck mounted or carried as a mobile unit - giving each and every crew member a distinct alarm identity. A single alarm activation will provide a shore-based control room with all the details of the ship’s position, SOG, COG and other important data at the point the alarm was activated and monitored thereafter.

Containerized Cargo

2-Track provides Supply Chain Management (SCM) and security data monitoring for containerized cargo. For refrigerated or specialized containers with a power supply, a stand-alone RFID-satellite P-Vision unit can be installed directly into the container superstructure and wires into the instrumentation and power supply from which it offers any degree of monitoring frequency as well as active alarms.

For dry containers the RFID-only P-Vision offers a low profile reporting unit which can be scanned by the P-Station relay unit installed on any intermodal transport asset (ship, train, truck, etc). even providing coverage when there is no direct sight of satellite from the container itself (e.g. in a ship’s hold or a dock stack), using internationally standardized RFID technology.

The PRISMS™ solution is intended to provide operational security and monitoring of container movement and integrity. The system is intended to be deployed along side other personnel/based and management-based security systems. As a result, the PRISMS™ data can be routed directly to 2-Track’s fleet management control software which gives management complete visibility of their container fleet history and activity in real time.

2-Track’s proprietary electronic seal (P-Seal) is also part of the PRISMS™ development family. This device is fitted to any dry container door and, once activated, will send a tamper-alert signal through any vessel or port-mounted relay if cut. It is intended that all P-Seals will be fully readable by all ISO standard RFID scanners and readers, giving the P-Seal expanded compatibility to work within non-PRISMS RFID networks and infrastructures.

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Leisure Marine & Exploration

In addition to the commercial fleet management applications discussed above, 2-Track has also designed a consumer monitoring solution called "Starfish" based on PRISMS™ technology which is aimed at yachts, motorboats, off-road and explorer vehicles and similar one-off requirements of individuals or groups.

Starfish automatically reports latest position and other criteria being measured at a pre-determined interval to a virtual control center from where 2-Track offers web-based access to the data through a secure login procedure. The result is an automated solution for owners, friends or family to track remote assets such as boats, vehicles or groups.

Starfish can also be utilized by yacht race organizers and charter companies to manage multiple asset positions automatically at preset intervals to a single website interface-giving graphical representations of entire fleet positions by key identifiers such as class, name, boat type etc.

Further information regarding 2-Track and its business and technologies are available at www.2-track.com. The Company’s executive offices will be co-located with 2-Track’s principal office located at 35 Argo House, Kilburn Park Road, London, UK, NW6 5LF.

Factors Affecting Future Operating Results

2-Track has incurred operating losses since inception and has generated only limited revenues during fiscal 2004 (ended September 30, 2004). As a result of the losses and negative cash flows from operations, both 2-Track’s and the Company's ability to continue operations will depend on their ability to generate increased revenues and the availability of equity/debt financing for working capital. If the Company or 2-Track is unable to generate sufficient revenues in the near future to cover its expenses or obtain outside capital to cover operating expenses, 2-Track may be unable to establish or maintain desired levels of business operations.

The Company’s primary business is now that of 2-Track. 2-Track is a start-up company and is in the process of fully implementing its business plan and technologies. 2-Track commenced its business operations as a private limited company in 2002 and has generated only limited revenues. As a result, 2-Track has only a limited operating history upon which an evaluation of its and the Company’s future performance can be made. The Company's future prospects must be considered in light of the risks and difficulties encountered by new companies which have not yet established an operating track record.

The success of 2-Track’s technology based business will depend on several factors including:

•	2-Track’s ability to maintain competitive prices which provide desired profit margins and expanding its product line;

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•	2-Track’s success in finalising its PRISMS technology development, in particular its radio frequency module (RFM) component required for scanning and reporting container data in difficult environments such as terminal yards and ship’s holds;

•	2-Track’s success in further improving its user-friendly internet and PC/network fleet management applications to enable 2-Track’s hardware solutions to be used effectively;

•	The Company’s ability to increase consumer awareness of its products and services;

•	2-Track’s ability to provide comprehensive solutions which satisfy current and future anti-terrorism government regulation applicable to national and international commerce.

The development and marketing of technology products requires significant amounts of capital. To date, both the Company and 2-Track have relied on the sale of equity securities and loans to meet their operational and capital requirements. Because 2-Track has limited revenues, it will be necessary to fund its initial operations by selling additional equity or debt securities, secure lines of credit or obtain other third-party financing. The timing and amount of such capital requirements cannot be determined at this time and will depend on a number of factors, including demand for 2-Track’s products and technologies. There can be no assurance that additional financing will be available on satisfactory terms when needed, if at all. Failure to raise additional capital, secure other sources of financing or enter into other corporate transactions would have a material adverse effect on the Company’s ability to achieve its intended business objectives. Any future equity financing will result in dilution to current stockholders. Future debt financing will result in interest expense and the risk that the Company and/or 2-Track cannot repay such debt when due.

The Company will be competing in the global tracking and monitoring market, a market characterized by intense competition from both established companies and start-up companies. Since the market demands both competitive prices and capabilities, 2-Track’s success depends in part on its ability to enhance existing products and introduce new technologies. This requires 2-Track to accurately predict future technology and pricing trends. Unexpected changes in technological standards, the rate of technology adoption, customer demand and pricing of competitive products could adversely affect 2-Track’s and the Company’s operating results if 2-Track is unable to respond effectively to such changes.

The Company’s current manufacturing structure is particularly subject to various risks associated with its use of offshore contract manufacturers, including changes in costs of labor and materials, reliability of sources of supply and general economic conditions in foreign countries. Unexpected changes in foreign manufacturing or sources of supply, and changes in the availability, capability or pricing of foreign suppliers could adversely affect the Company’s business and results of operations. The impact of these risks on the Company’s operations is difficult to measure, but the inability to alter its strategic markets, or react properly to changing economic conditions could have an adverse effect on 2-Track’s and the Company’s financial position.

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The Company’s target markets include end-users, resellers, systems integrators, major accounts and original equipment manufacturers. Due to the relative size of some customers, sales in any one market segment could fluctuate dramatically on a quarter-to-quarter basis. Fluctuations in the major accounts and OEM segment could materially adversely affect 2-Track’s financial condition and results of operations. Additionally, the Company’s revenues and results of operations could be adversely affected if 2-Track were to lose certain key distribution or development partners.

In summary, 2-Track’s and the Company’s net sales and operating results in any particular quarter may fluctuate as a result of a number of factors, including competition in the markets for 2-Track’s products; delays in new product introductions by 2-Track; market acceptance of new products and technologies by 2-Track or its competitors; changes in product pricing, material costs or customer discounts; the size and timing of customer orders; fluctuations in channel inventory levels; variations in the mix of product sales; manufacturing delays or disruptions in sources of supply; and the pace of the current economic recovery. The Company’s future operating results will depend, to a large extent, on its ability to anticipate and successfully react to these and other factors. Failure to anticipate and successfully react to these and other factors could adversely affect both 2-Track’s and the Company’s business and financial condition.

In addition to the above, the Company is also susceptible to other factors that generally affect the market for stocks of technology companies. These factors could affect the price of the Company’s stock and could cause such stock price to fluctuate significantly over short periods of time.

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.01    New OTCBB Trading Symbol

The Company’s shares of common stock are currently listed for trading on the OTC Bulletin Board under the symbol “ECPV.” As a result of the Company’s name change to 2-Track Global, Inc., the Company’s new OTCBB trading symbol will be “TOTG.”

Item 3.02    Unregistered Sales of Equity Securities

As a result of the Reorganization discussed above, the Company issued 4,500,000 (pre-split) shares of its common stock in exchange for all of the issued and outstanding stock of 2-Track Limited. The exchange involved nine investors, all of whom reside outside the United States and were not deemed to be “U.S. persons” as that term is defined under Regulation S. The investors represented that they were purchasing such shares for their own account. Both the offer and the sale of the shares were made outside the United States and are deemed to be “offshore transactions” as that term is defined under Regulation S. The share certificates contain a legend indicating that such shares can only be transferred in compliance with the provisions of Regulation S. In light of the foregoing, such sales were deemed exempt from registration pursuant to Regulation S of the Securities Act of 1933 (the “1933 Act”). The shares are deemed to be "restricted securities" as defined in Rule 144 under the 1933 Act and the certificate(s) evidencing the shares bear a legend stating the restrictions on resale and transfer.

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01    Changes in Control of Registrant

As a result of the Reorganization described above, a change in control of the Company occurred as of November 30, 2004. As a result of the Reorganization, the Company issued a total of 4,500,000 (pre-split) shares of its common stock to the nine stockholders of 2-Track in proportion to their percentage interest in 2-Track. Although only two of the former shareholders of 2-Track now own more than five percent of the Company’s outstanding common stock, the total number of shares issued pursuant to the Reorganization represents approximately 60% of the currently outstanding shares of the Company’s common stock.

In addition, as a result of the Reorganization, two of the three previous directors resigned and were replaced by two new directors. Both of the new directors, Woo Sun Mike Jung and Jimmy Millard were former stockholders of 2-Track Limited. Both Mr. Jung and Mr. Millard also became executive officers of the Company.

There were no arrangements between the Company or the new officers and directors which may result in a future change in control of the Company.

Item 5.02    Departure of Directors or Principal Officers; Appointment of Directors;
Appointment of Principal Officers

As a result of the Reorganization transaction described above, on November 30, 2004 Mr. Chen Peng resigned as a director and president of the Company and Mr. James W. McLeod resigned as a director and secretary/treasurer of the Company.

Mr. Woo Sun Mike Jung and Mr. Jimmy Millard were appointed on November 30, 2004 to replace Mr. Peng and Mr. McLeod on the Company’s Board of Directors. In addition, the Board appointed Woo Sun Mike Jung as the new chief executive officer and president, Jimmy Millard as the new chief financial officer and Jin Young Shin as the new corporate secretary.

These management changes were previously disclosed in a Schedule 14F-1 Information Statement filed with the U.S. Securities and Exchange Commission on November 22, 2004 with copies mailed to each of the then existing shareholders of the Company.

Background information on each of the new directors of the Company is set forth below.

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Ted Oldham became a director on November 22, 2004. He is the president of the Hartsmoor Consultancy Company which operates as the marketing arm of a number of leading tax consultants and venture capitalists. Mr. Oldham has many years of experience in the financial services industry. He previously worked for Hambros Life Assurance (1974 to 1978). He was a partner of Edwin James & Partners (1978 to 1990) and J. Rothchild’s Assurance (JRA) (1990 to 1996).

Woo Sun Mike Jung became a director and president on November 30, 2004. He is a Korean national and is currently the managing director of 2-Track Limited since October 2002. He previously served as the Technical Director for Tiger Telematics for hardware purchase from February 2002 to July 2002. He was the European representative for Techway Inc. from September 2000 to January 2002.

Jimmy Millard became a director and chief financial officer on November 30, 2004. He is a senior commercial manager with significant blue-chip and small company experience at reporting-to-board level, with a successful track record of strategic and financial planning and implementation in a broad range of sectors - including energy, manufacturing/engineering, transport, media/internet, IT and architecture/construction. Mr. Millard has been a director of 2-Track Limited since December 2003.

There were no disagreements between the Company and the two resigning directors, Mr. Peng and Mr. McLeod.

Both Mr. Mike Jung and Mr. Jimmy Millard were directors and stockholders of 2-Track Limited and received 2,340,000 and 180,000 (pre-split) shares of the Company’s common stock respectively, which was issued in the Reorganization transaction. However, prior to the Reorganization transaction, neither Mr. Jung nor Mr. Millard had any affiliation with the Company.

The Company has paid no cash compensation to its executives in the past but will pay cash compensation to its executives in the future pursuant to employment agreements to be entered into with new management as approved by the Company’s Board of Directors. The employment agreements will provide generally for a term of two years, will be terminable for cause or upon a change of control, and will provide for base annual salaries as follows:

Mr. Mike Jung                                                $90,000
Mr. Jimmy Millard        $90,000

The Company has no long-term compensation plans or stock incentive plans at the present time.

Item 5.03    Amendments to Articles of Incorporation or Bylaws

On December 1, 2004 the Company filed certificates with the Nevada Secretary of State in order to change its name from ECP Ventures, Inc. to 2-Track Global, Inc. and to consummate a 4-for-1 forward stock split of the Company’s outstanding common stock. Both of these changes were made effective as of December 1, 2004.

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SECTION 8 - OTHER EVENTS

Item 8.01    Other Events

On November 30, 2004, Mr. Peng forgave a $50,000 loan previously made to the Company.

SECTION 9 - FINANCIAL STATEMENT AND EXHIBITS

Item 9.01    Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired

The audited financial statements of 2-Track Limited will be filed by amendment to this Form 8-K within 71 days.

(b)    Proforma Financial Information

The proforma financial information required by Article 11 of Regulation S-X is not yet available and will be filed by amendment to this Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    December 6, 2004

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